                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       4
                SIX-MONTH DIVIDEND HISTORY       4
                       TOP FIVE INDUSTRIES       5
          NET ASSET VALUE AND MARKET PRICE       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      19
             NOTES TO FINANCIAL STATEMENTS      24

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      28
    TRUST OFFICERS AND IMPORTANT ADDRESSES      29

It is times like these when money- management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 19, 2000

Dear Shareholder,

Whether you have held your Trust for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your Trust is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we head into the second half of 2000, count on us to continue to draw on the wisdom of our 76 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that kicked off this spring. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED STRONG, PRIMARILY DUE TO ACTIVE CONSUMER AND BUSINESS SPENDING. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 5.4 PERCENT IN THE FIRST QUARTER OF 2000. WHILE THIS FIGURE INDICATES A MODEST SLOWDOWN FROM THE PREVIOUS TWO QUARTERS, IT NEVERTHELESS REPRESENTS A HIGH RATE OF ECONOMIC GROWTH.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION FEARS CONTINUED TO MOUNT BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. FOR MOST OF THE REPORTING PERIOD, RISING INTEREST RATES DID LITTLE TO REIN IN ROBUST CONSUMER SPENDING. ALTHOUGH RETAIL SALES GROWTH MODERATED IN APRIL, THE FACTORS UNDERPINNING CONSUMER ACTIVITY REMAINED LARGELY UNCHANGED--RISING WAGES, LOW UNEMPLOYMENT, AND A GENERALLY FAVORABLE (THOUGH VOLATILE) STOCK MARKET.

IN ADDITION, THE JOBLESS RATE HOVERED NEAR ITS LOWEST LEVEL IN THREE DECADES. THE EMPLOYMENT COST INDEX ACCELERATED SHARPLY IN THE FIRST QUARTER OF 2000, REFLECTING RISING WAGES AS EMPLOYERS VIE TO ATTRACT AND RETAIN SKILLED WORKERS. THESE WAGE PRESSURES, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO SEEK TO SLOW THE PACE OF ECONOMIC GROWTH AND WARD OFF INFLATION. THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT FIVE TIMES BETWEEN JUNE 1999 AND APRIL 2000. [EDITOR'S NOTE: THE FED RAISED RATES BY 0.50 PERCENT ON MAY 16.] DESPITE THE FED'S CONCERNS, THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE A MODERATE 3.0 PERCENT DURING THE 12 MONTHS ENDED APRIL 30, 2000.
INTEREST RATES AND INFLATION

(April 30, 1998 - April 30, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 98                                                                      5.50                               1.40
                                                                            5.50                               1.70
                                                                            5.50                               1.70
Jul 98                                                                      5.50                               1.70
                                                                            5.50                               1.60
                                                                            5.25                               1.50
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

April 30, 2000

-----------------------------------------------------------------------
NYSE Ticker Symbol                                              VOT
-----------------------------------------------------------------------
Six-month total return based on market price(1)               1.72%
-----------------------------------------------------------------------
Six-month total return based on NAV(2)                        2.07%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                      6.86%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                        10.72%
-----------------------------------------------------------------------
Net asset value                                              $13.16
-----------------------------------------------------------------------
Closing common stock price                                 $11.3750
-----------------------------------------------------------------------
Six-month high common stock price (03/07/00)               $12.1880
-----------------------------------------------------------------------
Six-month low common stock price (12/01/99)                $10.8125
-----------------------------------------------------------------------
Preferred share (Series A) rate(5)                            4.80%
-----------------------------------------------------------------------
Preferred share (Series B) rate(5)                            4.75%
-----------------------------------------------------------------------
Preferred share (Series C) rate(5)                            4.80%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2000
- AAA/Aaa............  63.4%
- AA/Aa..............  14.0%
- A/A................  14.8%
- BBB/Baa............   7.5%
- B/B................   0.3%
                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  64.0%
- AA/Aa..............  12.9%
- A/A................  12.3%
- BBB/Baa............  10.5%
- B/B................   0.3%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                            0.065
12/99                                                                            0.065
1/00                                                                             0.065
2/00                                                                             0.065
3/00                                                                             0.065
4/00                                                                             0.065

The dividend history represents past performance of the Trust and is no guarantee of the Trust's future dividends.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2000                    OCTOBER 31, 1999
                                                                       --------------                    ----------------
Health Care                                                                15.20                              16.90
Retail Electric/Gas/Telephone                                              11.30                              11.60
Single-Family Housing                                                      10.70                              10.40
General Purpose                                                            10.20                              10.20
Industrial Revenue                                                         10.00                               9.90

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--June 1993 through April 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
6/93                                                                      14.9500                            14.9500
                                                                          15.6900                            14.7500
                                                                          15.4800                            14.0000
                                                                          13.2100                            12.2500
6/94                                                                      13.0900                            12.5000
                                                                          12.7800                            11.1250
                                                                          12.0600                            10.2500
                                                                          13.3200                            11.7500
6/95                                                                      13.1300                            11.1250
                                                                          13.3900                            11.2500
                                                                          14.3000                            11.5000
                                                                          13.5700                            11.5000
6/96                                                                      13.4300                            11.1250
                                                                          13.7500                            11.6250
                                                                          14.0000                            11.5000
                                                                          13.6300                            11.7500
6/97                                                                      14.0600                            12.2500
                                                                          14.4700                            12.8750
                                                                          14.8000                            13.5000
                                                                          14.7800                            13.5000
6/98                                                                      14.8200                            13.6250
                                                                          15.2100                            13.9375
                                                                          15.0300                            14.5000
                                                                          14.8750                            14.1250
6/99                                                                      14.1700                            12.9370
                                                                          13.6500                            11.9375
                                                                          13.0900                            11.6875
                                                                          13.4400                            11.5000
4/00                                                                      13.1600                            11.3750

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE TIMOTHY D. HANEY, PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE 1995 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING COMMENTS REFLECT THE REPRESENTATIVES' VIEWS ON THE TRUST'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 2000.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS DURING THE REPORTING PERIOD?

A   Generally higher interest rates,
sparked by inflation worries, set the tone for the fixed-income markets during the past six months. As the economy continued its strong advance, the markets reacted warily to signs of potential inflationary pressures-- such as rising employment costs, healthy job growth, strong consumer spending, and spikes in commodities prices, especially oil. These concerns fueled a steady sell-off through the fourth quarter of 1999 and into January 2000.

    To slow the economy and keep prices from rising, the Federal Reserve Board gradually pushed short-term interest rates higher, raising the fed funds rate (a key short-term lending rate) three times between November 1999 and April 2000. (Editor's note: On May 16, 2000, after the reporting period ended, the Fed raised rates a fourth time.)

    In times of rising interest rates, bond prices trend downward. Add to that the lingering effects of the Year 2000 (Y2K) computer scare early in the first quarter of 2000, and you can see why this was a challenging period for many fixed-income investors.

Q   HOW DID THE MUNICIPAL
    BOND MARKET REACT TO THESE CONDITIONS?

A   Not surprisingly, higher interest
rates hurt municipal bond prices, but we believe there's always opportunity in the market. In the past few months, we've actually seen some fairly significant price swings-- both up and down-- as investors tried to anticipate the Fed's next move and the direction of interest rates. The market was weak in late 1999 and early 2000, but we had a nice rally in February and March, which tapered off in April.

    The strong economy has bolstered the financial condition of many municipalities across the country, so the pace of new municipal bond issuance dropped sharply (about 40 percent) from a year ago. With their coffers full, municipalities haven't needed to turn to the bond market for financing. Also, higher interest rates made it more difficult for issuers to refund outstanding bond issues, which has been a source of new investment opportunities in the past.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   Strategically, we've been moving in
a new direction since early this year. We made the decision to manage the Trust relative to a new benchmark, rather than the Lipper peer group, which meant that we needed to make some adjustments to the Trust's structure. The Trust's benchmark is now the Lehman Brothers Municipal Bond Index with maturities greater than five years. Specifically, we increased the duration of the portfolio (a measure of its sensitivity to changes in interest rates) to more closely track the performance of the new benchmark index. The benchmark provides the shareholder with general municipal market returns, and the leveraged structure provides the opportunity for enhanced dividends.

    Fortunately, the municipal bond market played into our hands and gave us some excellent opportunities to implement this new strategy. Beginning in late January, we began purchasing deeply discounted bonds. These were securities that had been issued a year or so ago with coupons of 4.75, 5.00, or 5.25 percent. As interest rates went up over time, these bonds began selling at a deep discount, with some as low as 80 cents on the dollar.

    At the same time, the Trust held a number of older, prerefunded issues with higher coupons in the 6.00 to 7.50 percent range. Such prerefunded issues tend to decrease the duration of a portfolio because they have shorter lives than their stated maturities. But because of their attractive coupons, these bonds were trading at a premium to par, presenting us with an opportunity to capture some solid capital gains. Because these bonds were scheduled to be called or refunded within the next year or two, we chose to sell them while the demand for them-- and therefore their market price-- was high.

    This combination of buying deep-discount bonds and selling prerefunded issues enabled us to lengthen the duration of the portfolio without drastically altering the income stream that the Trust will be earning over time. While we may see a slight decline in portfolio income in the months ahead, buying the deeply discounted bonds enabled us to purchase more par value per dollar invested. In some cases, for example, we were able to pick up $1 million worth of bond par value for just $800,000.

Q   WHAT AREAS OF THE MUNICIPAL
    MARKET WERE MOST ATTRACTIVE TO YOU?

A   Our philosophy is to seek bonds
that we feel represent the best values compared with similar offerings in the marketplace. During the past six months, we did not specifically target one area of the market over another. We did, however, maintain significant concentrations in certain sectors, including health-care, retail electric/gas/telephone, single-family housing, and general purpose bonds, each of which represented more than 10 percent of the portfolio's long-term investments.

    Many of our portfolio management decisions were based on pricing issues, such as the availability of deep discounts, or structural issues, such as extending duration or maintaining adequate call protection and diversification for the portfolio. For additional portfolio highlights, please refer to page 4.

Q   HOW DID THE TRUST PERFORM
    DURING THE PERIOD?

A   For the six-month period ended
April 30, 2000, the Trust returned 1.72 percent based on market price. At the same time, the Trust's market price decreased from $11.5625 per share on October 31, 1999, to $11.3750 per share on April 30, 2000. By comparison, the total return of the Trust's peer group (as represented by the Lehman Brothers Municipal Bond Index) was 2.63 percent for the same period.

    The Trust's dividend remained unchanged during the past six months. The monthly tax-exempt dividend of $0.065 per share translates to a distribution rate of 6.86 percent based on the Trust's closing common stock price on April 30, 2000.

    Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 10.72 percent for an investor in the 36 percent federal income-tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance is no guarantee of future results.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   All eyes will be on the key
economic statistics, such as GDP growth, employment costs, and the unemployment rate. These figures measure the economy's strength and rate of growth and may influence whether the Fed will continue to raise short-term interest rates. We expect that the inflation rate may increase, but it's likely to remain in a moderate range for the near term. It's anticipated that the Fed will continue to increase short-term rates by the end of the summer, perhaps by more than 0.50 percent. Higher interest rates will, in turn, put pressure on the municipal market in the short run.

    Increased stock-price volatility in April has increased investor skepticism, but investors continue to see price pullbacks as opportunities to buy aggressive-growth stocks. It may take a much deeper, more sustained decline in these stocks to convince investors to rethink their asset allocation decisions. If the stock market does fall sharply, we could see a flight to quality, as investors pursue investments that typically carry less risk. Such conditions might benefit investment-grade municipal bonds.

    Low municipal-bond supply could continue throughout 2000, especially if interest rates trend higher, as expected, throughout the first half of the year. Overall, the lower supply of bonds should help to shore up prices, as demand remains strong. Investors can tolerate periodic price swings if they keep long-term perspectives and continue to value the steady stream of tax-exempt income that municipal bonds provide. As always, we will rely on our strong research efforts to evaluate opportunities in the marketplace and identify securities that may offer superior investment potential and value over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR TRUST AT THE END OF THE REPORTING PERIOD.

  PAR
 AMOUNT                                                                        MARKET
 (000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
           MUNICIPAL BONDS  100.2%
           ALABAMA  1.3%
$ 1,000    Alabama Bldg Renov Fin Auth Rev Rfdg (AMBAC
           Insd)....................................... 5.625%   09/01/24   $    969,010
  1,900    Lauderdale Cnty & Florence, AL Hlthcare Auth
           Rev Coffee Hlth Group Ser A (MBIA Insd)..... 5.250    07/01/19      1,688,264
  1,000    Valley, AL Spl Care Fac Fin Auth Rev Lanier
           Mem Hosp Ser A.............................. 5.600    11/01/16        825,490
                                                                            ------------
                                                                               3,482,764
                                                                            ------------
           ARIZONA  1.0%
  2,645    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
           Oblig Irvington Proj Tucson Ser A Rfdg (FSA
           Insd)....................................... 7.250    07/15/10      2,803,832
                                                                            ------------

           CALIFORNIA  13.3%
  7,195    Anaheim, CA Pub Fin Auth Lease Rev Cap
           Apprec Sub Pub Impt Proj C (FSA Insd).......   *      09/01/21      2,010,211
  1,300    Anaheim, CA Pub Fin Auth Lease Rev Pub Impt
           Proj Ser C (FSA Insd)....................... 6.000    09/01/16      1,391,923
  4,600    California St Pub Wks Brd Lease Rev Var Univ
           CA Proj A Rfdg.............................. 5.500    06/01/10      4,752,674
  5,905    California St Pub Wks Brd Lease Rev Var Univ
           CA Proj A Rfdg.............................. 5.500    06/01/14      6,041,524
  2,000    East Bay, CA Muni Util Dist Wtr Sys Rev
           (MBIA Insd)................................. 4.750    06/01/28      1,660,280
  5,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg (MBIA Insd).................   *      01/15/18      1,732,100
  2,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Ser A (Prerefunded @ 01/01/07).............. 6.500    01/01/32      2,186,680
  2,860    Los Angeles Cnty, CA Metro Tran Auth Sales
           Tax Rev Ppty Ser A Rfdg (FGIC Insd)......... 5.000    07/01/21      2,536,648
 11,500    Los Angeles, CA Dept Wtr & Pwr Elec Plant
           Rev Crossover Rfdg (FGIC Insd).............. 5.375    09/01/23     10,815,290
  3,000    Southern CA Pub Pwr Auth Pwr Proj Rev San
           Juan Unit 3 Ser A (MBIA Insd)............... 5.000    01/01/20      2,683,080
                                                                            ------------
                                                                              35,810,410
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                        MARKET
 (000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
           COLORADO  3.4%
$ 1,000    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
           Rev E-470 Proj Ser B (Prerefunded @
           08/31/05)................................... 7.000%   08/31/26   $  1,115,910
  7,500    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
           Rev E-470 Proj Ser C (Prerefunded @
           08/31/05)...................................   *      08/31/26      1,183,425
  2,650    Denver, CO City & Cnty Arpt Rev Ser B....... 7.250    11/15/05      2,791,298
    895    Denver, CO City & Cnty Arpt Rev Ser B....... 7.250    11/15/07        942,721
    105    Denver, CO City & Cnty Arpt Rev Ser B
           (Prerefunded @ 11/15/02).................... 7.250    11/15/07        112,760
  1,500    Denver, CO City & Cnty Arpt Rev Ser D....... 7.750    11/15/13      1,731,165
  2,500    E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser
           B (MBIA Insd)...............................   *      09/01/11      1,327,450
                                                                            ------------
                                                                               9,204,729
                                                                            ------------
           CONNECTICUT  1.3%
  3,435    Connecticut St Dev Auth Pkg Fac Hartford
           Hosp Rev (MBIA Insd)........................ 6.875    10/01/06      3,543,615
                                                                            ------------

           FLORIDA  3.1%
  1,030    Florida Hsg Fin Agy Single Family Mtg Ser A
           Rfdg (GNMA Collateralized).................. 6.550    07/01/14      1,056,121
  2,000    Hillsborough Cnty, FL Indl Dev Auth Pollutn
           Ctl Rev Tampa Elec Co Proj Ser 92 Rfdg...... 8.000    05/01/22      2,173,860
  2,000    Miami-Dade Cnty, FL Wtr & Swr Rev Ser A
           (FGIC Insd)................................. 5.000    10/01/29      1,731,260
  3,340    Pinellas Cnty, FL Hsg Fin Auth Single Family
           Mtg Rev Multi Cnty Ser A (GNMA
           Collateralized)............................. 6.650    08/01/21      3,453,159
                                                                            ------------
                                                                               8,414,400
                                                                            ------------
           GEORGIA  0.8%
  2,000    Muni Elec Auth GA Proj One Sub Ser A (AMBAC
           Insd)....................................... 6.000    01/01/04      2,061,820
                                                                            ------------

           ILLINOIS  6.4%
  3,750    Bolingbrook, IL Cap Apprec Ser B............   *      01/01/32        509,813
  4,000    Chicago, IL Brd Edl Cap Apprec Sch Reform
           B-1 (FGIC Insd).............................   *      12/01/23        938,640
  3,365    Chicago, IL Cap Apprec (Prerefunded @
           07/01/05) (AMBAC Insd)......................   *      01/01/17      1,234,147
  4,350    Chicago, IL Single Family Mtg Rev Ser A
           (GNMA Collateralized)....................... 7.000    09/01/27      4,562,062

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                        MARKET
 (000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
           ILLINOIS (CONTINUED)
$   830    Chicago, IL Single Family Mtg Rev Ser B
           (GNMA Collateralized)....................... 7.625%   09/01/27   $    906,169
  3,000    Illinois Dev Fin Auth Solid Waste Disp
           Rev......................................... 5.950    12/01/24      2,731,050
  4,305    Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
           Rfdg (b).................................... 6.000    11/15/10      4,270,043
  1,910    Peoria, Moline & Freeport, IL Coll Mtg Ser A
           (GNMA Collateralized)....................... 7.600    04/01/27      2,042,669
                                                                            ------------
                                                                              17,194,593
                                                                            ------------
           INDIANA  2.8%
  4,000    East Chicago, IN Elementary Sch Bldg Corp
           First Mtg Ser A............................. 6.250    07/05/08      4,196,560
  3,000    Indiana Hlth Fac Fin Auth Hosp Rev Columbus
           Regl Hosp Rfdg (FSA Insd)................... 7.000    08/15/15      3,409,140
                                                                            ------------
                                                                               7,605,700
                                                                            ------------
           IOWA  0.4%
  1,200    Ottumwa, IA Hosp Fac Rev Rfdg............... 6.000    10/01/18      1,042,704
                                                                            ------------

           LOUISIANA  2.4%
  2,000    New Orleans, LA Rfdg (FGIC Insd)............ 4.750    12/01/26      1,636,660
  2,000    New Orleans, LA Rfdg (FGIC Insd)............ 5.500    12/01/21      1,925,340
  2,800    Saint Charles Parish, LA Solid Waste Disp
           Rev LA Pwr & Lt Co Proj (FSA Insd).......... 7.050    04/01/22      2,903,124
                                                                            ------------
                                                                               6,465,124
                                                                            ------------
           MAINE  0.5%
  1,410    Maine St Hsg Auth Mtg Purp Ser C2........... 6.875    11/15/23      1,456,770
                                                                            ------------

           MARYLAND  0.3%
  1,000    Maryland St Econ Dev Corp Student Hsg Rev
           Collegiate Hsg Towson Ser A................. 5.750    06/01/29        879,560
                                                                            ------------

           MASSACHUSETTS  1.5%
  1,000    Massachusetts St Hlth & Edl Fac Auth Rev
           Saint Mem Med Cent Ser A.................... 6.000    10/01/23        789,730
  3,065    Massachusetts St Hsg Fin Agy Hsg Rev Insd
           Rental Ser A Rfdg (AMBAC Insd).............. 6.600    07/01/14      3,166,360
                                                                            ------------
                                                                               3,956,090
                                                                            ------------
           MICHIGAN  5.3%
  1,000    Battle Creek, MI Downtown Dev Auth Tax
           Increment Rev (Prerefunded @ 5/01/04)....... 7.600    05/01/16      1,104,830
  3,300    Michigan St Bldg Auth Rev Ser 2 (MBIA
           Insd)....................................... 6.250    10/01/20      3,349,929

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                        MARKET
 (000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
           MICHIGAN (CONTINUED)
$ 1,000    Michigan St Hosp Fin Auth Rev Detroit Med
           Cent Oblig Ser A............................ 5.250%   08/15/28   $    712,630
  1,500    Michigan St Hsg Dev Auth Multi-Family Rev
           Ltd Oblig Ser A............................. 6.250    08/01/39      1,450,965
  1,500    Michigan St Hsg Dev Auth Multi-Family Rev
           Ltd Oblig Ser A Rfdg (GNMA
           Collateralized)............................. 6.600    04/01/30      1,548,585
  1,000    Michigan St Strat Fd Ltd Oblig Rev Detroit
           Edison Co Ser A Rfdg (MBIA Insd)............ 5.550    09/01/29        924,570
  6,000    Wayne Charter Cnty, MI Arpt Rev Detroit
           Metro Wayne Cnty Ser A (MBIA Insd).......... 5.000    12/01/28      5,030,520
                                                                            ------------
                                                                              14,122,029
                                                                            ------------
           MISSISSIPPI  1.7%
  2,000    Mississippi Bus Fin Corp Miss Pollutn Ctl
           Rev Sys Energy Res Inc Proj Rfdg............ 5.900    05/01/22      1,740,740
  1,500    Mississippi Dev Bank Spl Oblig Cap Proj &
           Equip Acquisition Ser A2 (AMBAC Insd)....... 5.000    07/01/24      1,321,035
  1,550    Mississippi Dev Bank Spl Oblig Madison Cnty
           Hosp Proj................................... 6.400    07/01/29      1,535,864
                                                                            ------------
                                                                               4,597,639
                                                                            ------------
           MISSOURI  2.0%
  4,500    Kansas City, MO Muni Assistance Corp Rev
           Rfdg (MBIA Insd)............................ 5.000    04/15/20      3,992,265
  1,500    Saint Louis Cnty, MO Mtg Rev Ctfs Rcpt Ser H
           (GNMA Collateralized)....................... 5.400    07/01/18      1,429,935
                                                                            ------------
                                                                               5,422,200
                                                                            ------------
           NEVADA  1.2%
  2,970    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
           Ser C Rfdg (AMBAC Insd)..................... 7.200    10/01/22      3,158,446
                                                                            ------------

           NEW JERSEY  3.3%
  1,000    New Jersey Hlthcare Fac Fin Auth Rev Genl
           Hosp Cent at Passaic (FSA Insd)............. 6.000    07/01/06      1,050,590
  5,630    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev
           Pollutn Ctl Pub Svc Elec & Gas Ser A (MBIA
           Insd)....................................... 5.450    02/01/32      5,195,308
  2,500    Secaucus, NJ Muni Util Auth Swr Rev Ser A
           Rfdg........................................ 6.000    12/01/08      2,618,075
                                                                            ------------
                                                                               8,863,973
                                                                            ------------
           NEW MEXICO  0.3%
  1,000    New Mexico St Hosp Equip Ln Council Hosp Rev
           Mem Med Cent Inc Proj....................... 5.500    06/01/28        785,760
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                        MARKET
 (000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
           NEW YORK  15.5%
$ 5,000    Long Island Pwr Auth NY Cap Apprec (FSA
           Insd) (a)...................................   *      06/01/19   $  1,624,850
  2,000    New York City Muni Wtr Fin Auth Wtr & Swr
           Sys Rev Ser B (FGIC Insd)................... 5.125%   06/15/30      1,743,580
  3,000    New York City Muni Wtr Fin Auth Wtr & Swr
           Sys Rev Ser B (FGIC Insd)................... 5.250    06/15/29      2,682,360
  2,500    New York City Ser A......................... 7.000    08/01/04      2,671,125
  3,950    New York City Ser A1........................ 6.375    08/01/10      4,180,640
  1,050    New York City Ser A1 (Prerefunded @
           08/01/05)................................... 6.375    08/01/10      1,121,274
  2,000    New York City Ser B1 (Prerefunded @
           08/15/04) (MBIA Insd)....................... 6.950    08/15/12      2,167,940
  1,800    New York City Ser E Rfdg.................... 6.600    08/01/03      1,879,992
  3,500    New York City Trans Fin Auth Rev Future Tax
           Secured Ser C............................... 5.000    05/01/29      2,994,005
  1,500    New York St Dorm Auth Lease Rev Muni Hlth
           Fac Impt Pgm Ser 1 (FSA Insd)............... 4.750    01/15/29      1,222,695
  1,000    New York St Dorm Auth Rev City Univ Third
           Genl Res Ser 2 (Prerefunded @ 07/01/04)
           (MBIA Insd)................................. 6.250    07/01/19      1,048,220
  3,000    New York St Dorm Auth Rev Cons City Univ Sys
           Ser A Rfdg.................................. 6.000    07/01/06      3,093,990
  2,500    New York St Dorm Auth Rev Hosp NY &
           Presbyterian (AMBAC Insd)................... 4.750    08/01/27      2,050,900
  1,520    New York St Dorm Auth Rev Insd John T Mather
           Mem Hosp (Connie Lee Insd).................. 6.500    07/01/09      1,650,462
  2,000    New York St Dorm Auth Rev NY Univ Ser A
           (AMBAC Insd) (a)............................ 5.250    07/01/07      1,995,240
  2,545    New York St Dorm Auth Rev Secured Hosp Rfdg
           (MBIA Insd)................................. 5.200    02/15/14      2,430,195
    835    New York St Energy Res & Dev Auth St Service
           Contract Rev................................ 5.400    04/01/04        840,327
    500    New York St Energy Res & Dev Auth St Service
           Contract Rev................................ 5.500    04/01/05        504,155
    500    New York St Energy Res & Dev Auth St Service
           Contract Rev................................ 5.500    04/01/06        503,365
    970    New York St Energy Res & Dev Auth St Service
           Contract Rev................................ 5.750    04/01/03        985,181

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                        MARKET
 (000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 2,500    New York St Mtg Agy Rev Hosp NY &
           Presbyterian................................ 5.300%   04/01/29   $  2,218,550
  2,000    New York St Urban Dev Corp Rev Correctional
           Fac Ser A Rfdg.............................. 5.500    01/01/16      1,915,760
                                                                            ------------
                                                                              41,524,806
                                                                            ------------
           NORTH CAROLINA  1.0%
  3,000    Martin Cnty, NC Indl Fac & Pollutn Ctl Fin
           Auth Rev Solid Waste Weyerhaeuser Co........ 5.650    12/01/23      2,667,840
                                                                            ------------

           OHIO  3.3%
  1,880    Cleveland, OH Arpt Sys Rev Ser A (FSA
           Insd)....................................... 5.125    01/01/27      1,621,086
  2,000    Franklin Cnty, OH Hosp Rev Holy Cross Hlth
           Sys Ser B Rfdg (MBIA Insd).................. 5.250    06/01/08      2,004,540
  1,040    Lorain Cnty, OH Hosp Rev EMH Regl Med Cent
           Rfdg (AMBAC Insd)........................... 7.750    11/01/13      1,163,490
  2,000    Ohio St Wtr Dev Auth Solid Waste Disp Rev... 6.300    09/01/20      2,016,600
  1,000    Rocky River, OH City Sch Dist............... 5.375    12/01/17        976,610
  1,065    Strongsville, OH............................ 6.700    12/01/11      1,163,310
                                                                            ------------
                                                                               8,945,636
                                                                            ------------
           OKLAHOMA  3.1%
  2,250    Shawnee, OK Hosp Auth Hosp Rev Midamerica
           Hlthcare Inc Rfdg........................... 6.125    10/01/14      2,064,240
  2,960    Tulsa, OK Indl Auth Hosp Rev Hillcrest Med
           Cent Proj Rfdg (Connie Lee Insd)............ 6.250    06/01/07      3,155,745
  1,975    Tulsa, OK Muni Arpt Tran Rev American Airls
           Inc......................................... 7.375    12/01/20      2,007,923
  1,000    Tulsa, OK Pub Facs Auth Cap Impt Rev........ 6.250    11/01/22        975,260
                                                                            ------------
                                                                               8,203,168
                                                                            ------------
           OREGON  0.9%
  2,310    Oregon St Vets Welfare Ser 76A.............. 6.050    10/01/28      2,336,519
                                                                            ------------

           PENNSYLVANIA  7.6%
  5,780    Erie, PA Sch Dist Cap Apprec Rfdg (FSA
           Insd).......................................   *      09/01/20      1,692,442
  1,500    Pennsylvania Econ Dev Fin Auth Res Recovery
           Rev Colver Proj Ser D....................... 7.050    12/01/10      1,546,695
  4,000    Pennsylvania Hsg Fin Agy Single Family Ser
           56A......................................... 6.150    10/01/27      3,947,600
  2,635    Philadelphia, PA (MBIA Insd)................ 5.000    05/15/25      2,275,823
  2,000    Philadelphia, PA Gas Wks Rev Second Ser (FSA
           Insd)....................................... 5.000    07/01/29      1,705,260

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                        MARKET
 (000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
           PENNSYLVANIA (CONTINUED)
$ 7,500    Philadelphia, PA Gas Wks Rev Ser 14 Rfdg
           (FSA Insd).................................. 6.250%   07/01/08   $  7,838,775
  1,315    State Pub Sch Bldg Auth PA Sch Rev
           Burgettstown Sch Dist Ser D (Prerefunded @
           02/01/05) (MBIA Insd)....................... 6.450    02/01/10      1,393,874
                                                                            ------------
                                                                              20,400,469
                                                                            ------------
           SOUTH DAKOTA  0.5%
  1,375    Deadwood, SD Ctfs Partn (ACA Insd).......... 6.375    11/01/20      1,368,757
                                                                            ------------

           TENNESSEE  1.6%
  2,500    Harpeth Vly Utils Dist TN Davidson &
           Williamson Cntys Rev (MBIA Insd)............ 5.250    09/01/17      2,383,525
  1,300    Johnson City, TN Hlth & Edl Facs Brd Hosp
           Rev 1st Mtg Ser A Rfdg...................... 7.500    07/01/25      1,255,683
    680    Tennessee Hsg Dev Agy Mtg Fin Ser A......... 7.125    07/01/26        696,728
                                                                            ------------
                                                                               4,335,936
                                                                            ------------
           TEXAS  3.2%
  2,000    Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
           Hermann Hosp Proj (Prerefunded @ 10/01/04)
           (MBIA Insd)................................. 6.375    10/01/24      2,121,480
  2,840    Harris Cnty, TX Toll Rd Sub Lien Rev Rfdg... 6.750    08/01/14      2,959,621
  4,000    Matagorda Cnty, TX Nav Dist No 1 Rev (MBIA
           Insd)....................................... 5.150    11/01/29      3,478,880
                                                                            ------------
                                                                               8,559,981
                                                                            ------------
           UTAH  0.3%
    855    Utah St Hsg Fin Agy Single Family Mtg Sr
           Issue Ser B-2 (FHA Gtd)..................... 6.500    07/01/15        867,816
                                                                            ------------

           VIRGINIA  3.4%
    625    Fredericksburg, VA Indl Dev Auth Hosp Facs
           Rev (Inverse fltg) (FGIC Insd).............. 8.657    08/15/23        679,687
  1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac Lease
           Rev Henrico Cnty Regl Jail Proj............. 6.500    08/01/10      1,623,360
  2,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd)...... 6.900    03/01/19      2,134,160
  3,680    Virginia St Hsg Dev Auth Comwlth Mtg Ser
           C........................................... 6.250    07/01/11      3,704,730
  1,000    Virginia St Hsg Dev Auth Multi-Family Ser E
           Rfdg........................................ 5.900    11/01/17        999,990
                                                                            ------------
                                                                               9,141,927
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                        MARKET
 (000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
           WASHINGTON  0.7%
$ 1,000    Quinault Indian Nation, WA Ref & Impt
           Quinault Beach Ser A........................ 5.800%   12/01/15   $    947,320
  1,000    Washington St Higher Edl Fac Auth Rev
           Gonzaga Univ Proj Rfdg (MBIA Insd).......... 4.750    04/01/22        835,270
                                                                            ------------
                                                                               1,782,590
                                                                            ------------
           WEST VIRGINIA  2.3%
    500    Harrison Cnty, WV Cnty Cmnty Solid Waste
           Disp Rev West PA Pwr Co Ser C (AMBAC
           Insd)....................................... 6.750    08/01/24        531,615
  3,000    Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co
           Proj Ser C Rfdg (MBIA Insd)................. 6.850    06/01/22      3,149,700
  2,215    West Virginia St Wtr Dev Auth Wtr Dev Rev Ln
           Pgm II Ser A (Prerefunded @ 11/01/04) (FSA
           Insd)....................................... 6.750    11/01/33      2,406,597
                                                                            ------------
                                                                               6,087,912
                                                                            ------------
           WISCONSIN  1.3%
  1,000    Wisconsin St Hlth & Edl Fac Auth Rev Aurora
           Hlthcare Inc Ser A.......................... 5.600    02/15/29        801,060
  2,490    Wisconsin St Hlth & Edl Fac Auth Rev Bellin
           Mem Hosp (AMBAC Insd)....................... 6.625    02/15/08      2,672,119
                                                                            ------------
                                                                               3,473,179
                                                                            ------------
           PUERTO RICO  3.2%
  8,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
           Ser Y (FSA Insd)............................ 6.250    07/01/21      8,613,520
                                                                            ------------

TOTAL INVESTMENTS  100.2%
  (Cost $265,534,858)....................................................   $269,182,214
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.2%)............................       (475,513)
                                                                            ------------

NET ASSETS  100.0%.......................................................   $268,706,701
                                                                            ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $265,534,858).......................  $269,182,214
Receivables:
  Interest..................................................     4,534,075
  Investments Sold..........................................        65,769
Other.......................................................        12,218
                                                              ------------
    Total Assets............................................   273,794,276
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,729,230
  Custodian Bank............................................       831,112
  Investment Advisory Fee...................................       144,619
  Income Distributions -- Common and Preferred Shares.......        91,239
  Administrative Fee........................................        44,500
  Affiliates................................................        13,041
Accrued Expenses............................................       124,719
Trustees' Deferred Compensation and Retirement Plans........       109,115
                                                              ------------
    Total Liabilities.......................................     5,087,575
                                                              ------------
NET ASSETS..................................................  $268,706,701
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 4,600 issued with liquidation preference of
  $25,000 per share)........................................  $115,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 11,681,272 shares issued and
  outstanding)..............................................       116,813
Paid in Surplus.............................................   172,387,137
Net Unrealized Appreciation.................................     3,647,356
Accumulated Undistributed Net Investment Income.............     1,180,685
Accumulated Net Realized Loss...............................   (23,625,290)
                                                              ------------
    Net Assets Applicable to Common Shares..................   153,706,701
                                                              ------------
NET ASSETS..................................................  $268,706,701
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($153,706,701 divided by
  11,681,272 shares outstanding)............................  $      13.16
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 7,973,370
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      869,906
Administrative Fee..........................................      267,664
Preferred Share Maintenance.................................      169,583
Legal.......................................................        6,591
Custody.....................................................        5,382
Trustees' Fees and Related Expenses.........................        5,122
Other.......................................................      105,272
                                                              -----------
    Total Expenses..........................................    1,429,520
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 6,543,850
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (117,525)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    4,774,882
  End of the Period:
    Investments.............................................    3,647,356
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,127,526)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,245,051)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 5,298,799
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2000 and the
Year Ended October 31, 1999 (Unaudited)

                                                         SIX MONTHS
                                                           ENDED            YEAR ENDED
                                                       APRIL 30, 2000    OCTOBER 31, 1999
                                                       ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................  $  6,543,850       $ 13,025,071
Net Realized Loss.....................................      (117,525)          (477,420)
Net Unrealized Depreciation During the Period.........    (1,127,526)       (20,746,984)
                                                        ------------       ------------
Change in Net Assets from Operations..................     5,298,799         (8,199,333)
                                                        ------------       ------------

Distributions from Net Investment Income:
  Common Shares.......................................    (4,555,696)        (9,111,160)
  Preferred Shares....................................    (2,133,705)        (3,700,075)
                                                        ------------       ------------
Total Distributions...................................    (6,689,401)       (12,811,235)
                                                        ------------       ------------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES...............................    (1,390,602)       (21,010,568)
NET ASSETS:
Beginning of the Period...............................   270,097,303        291,107,871
                                                        ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,180,685 and $1,326,236,
  respectively).......................................  $268,706,701       $270,097,303
                                                        ============       ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                            SIX MONTHS
                                              ENDED
                                            APRIL 30,    ------------------------------
                                               2000        1999       1998       1997
                                            -------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD
  (A)......................................  $ 13.277    $ 15.076   $ 14.510   $ 13.877
                                             --------    --------   --------   --------
  Net Investment Income....................      .560       1.115      1.119      1.130
  Net Realized and Unrealized Gain/Loss....     (.106)     (1.817)      .572       .601
                                             --------    --------   --------   --------
Total from Investment Operations...........      .454       (.702)     1.691      1.731
                                             --------    --------   --------   --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders............      .390        .780       .778       .750
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.........................      .183        .317       .347       .348
  Distributions from Net Realized Gain:
    Paid to Common Shareholders............       -0-         -0-        -0-        -0-
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.........................       -0-         -0-        -0-        -0-
                                             --------    --------   --------   --------
Total Distributions........................      .573       1.097      1.125      1.098
                                             --------    --------   --------   --------
NET ASSET VALUE, END OF THE PERIOD.........  $ 13.158    $ 13.277   $ 15.076   $ 14.510
                                             ========    ========   ========   ========

Market Price Per Share at End of the
  Period...................................  $11.3750    $11.5625   $14.0625   $12.6875
Total Investment Return at Market Price
  (b)......................................     1.72%*    -12.84%     17.23%     16.02%
Total Return at Net Asset Value (c)........     2.07%*     -7.06%      9.50%     10.24%
Net Assets at End of the Period (In
  millions)................................  $  268.7    $  270.1   $  291.1   $  284.5
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**............     1.86%       1.79%      1.79%      1.83%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (d)......................................     5.74%       5.50%      5.20%      5.56%
Portfolio Turnover.........................       15%*        25%        13%        23%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares..............     1.07%       1.06%      1.08%      1.08%

(a) Net Asset Value at June 25, 1993, is adjusted for common and preferred share offering costs of $.234 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on the net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                    JUNE 25, 1993
                                    (COMMENCEMENT
YEAR ENDED OCTOBER 31               OF INVESTMENT
--------------------------------    OPERATIONS) TO
      1996      1995      1994     OCTOBER 31, 1993
---------------------------------------------------
     $13.717   $12.201   $15.584       $14.766
     -------   -------   -------       -------
       1.140     1.149     1.108          .312
        .119     1.548    (3.276)         .710
     -------   -------   -------       -------
       1.259     2.697    (2.168)        1.022
     -------   -------   -------       -------
        .750      .795      .900          .150
        .349      .386      .256          .054
         -0-       -0-      .049           -0-
         -0-       -0-      .010           -0-
     -------   -------   -------       -------
       1.099     1.181     1.215          .204
     -------   -------   -------       -------
     $13.877   $13.717   $12.201       $15.584
     =======   =======   =======       =======

     $11.625   $11.375   $10.500       $15.000
       8.98%    16.07%   -24.59%         1.01%*
       6.82%    19.54%   -16.14%         4.87%*
     $ 277.1   $ 275.2   $ 257.5       $ 297.0
       1.90%     1.94%     1.82%         1.59%
       5.77%     5.88%     6.11%         4.76%
         37%       58%      115%           55%*
       1.10%     1.10%     1.06%         1.11%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Opportunity Trust II (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust intends to invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on June 25, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $23,507,765 which will expire between October 31, 2002 and October 31, 2007.

    At April 30, 2000, for federal income tax purposes, cost of long-term investments is $265,534,858; the aggregate gross unrealized appreciation is $7,664,362 and the aggregate gross unrealized depreciation is $4,017,006, resulting in net unrealized appreciation on long-term investments of $3,647,356.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide Investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $2,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $14,200 representing Van Kampen's cost of providing accounting and legal services to the Trust.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At April 30, 2000, Van Kampen owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $39,300,207 and $39,314,369, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    There were no transactions in option contracts during the six months ended April 30, 2000.

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    There were no transactions in futures contracts during the six months ended April 30, 2000.

C. INDEXED SECURITIES These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yields of the portfolio.

5. PREFERRED SHARES

The Trust has outstanding 4,600 Auction Preferred Shares ("APS") in three series. Series A and B each contain 1,600 shares while Series C contains 1,400 shares. Dividends are cumulative and the dividend rates are generally reset every seven days through an auction process. However, effective with the auction on August 9, 1999, the dividend period for Series A was extended through April 10, 2000. Additionally, effective with its auction on August 6, 1999, the dividend period for Series B was extended through April 7, 2000. Following these extended dividend periods, Series A and B will revert back to their normal 28 day reset period. The average rate in effect on April 30, 2000 was 4.783%. During the six months ended April 30, 2000, the rates ranged from 3.200% to 5.750%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth*
   Mid Cap Growth
   Pace
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer,
   and Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

(1) Independent accountants for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent accountants.

    KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.